UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________
FORM 8-K
___________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 29, 2021
___________________
Sumo Logic, Inc.
(Exact name of registrant as specified in its charter)
___________________

Delaware	001-39502	27-2234444
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
305 Main Street Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 810-8700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SUMO	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

See Item 7.01 below.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 29, 2021, Sydney Carey notified Sumo Logic, Inc. (“Sumo Logic”) that she will resign from her position as chief financial officer, effective August 2, 2021. Ms. Carey will continue to serve as an advisor to Sumo Logic’s chief executive officer and board of directors until December 31, 2021. A copy of Ms. Carey’s advisor agreement is attached hereto as Exhibit 10.1. Effective upon Ms. Carey’s resignation and until Sumo Logic appoints a successor chief financial officer, Ramin Sayar, Sumo Logic’s chief executive officer, will oversee a newly established Office of the Chief Financial Officer and will serve as Sumo Logic’s interim principal financial officer.

Item 7.01 Regulation FD Disclosure

On August 2, 2021, Sumo Logic issued a press release relating to the matters described above in Item 5.02 and reaffirming guidance for the second quarter of and full fiscal year 2022. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information in Item 2.02, Item 7.01, and Exhibit 99.1 attached hereto are being furnished pursuant to Item 7.01 of Form 8-K and therefore shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Advisor Agreement between Sumo Logic, Inc. and Sydney Carey
99.1	Press release dated August 2, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMO LOGIC, INC.

Date: August 2, 2021	By:	/s/ Katherine Haar
	Name:	Katherine Haar
	Title:	General Counsel